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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CapRock Communications Corp.
(Formerly IWL Holdings Corp.)

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             KPMG LLP

Dallas, Texas
July 8, 1999